ROCHESTER FUND MUNICIPALS
                     Supplement dated June 5, 1998 to the
            Statement of Additional Information dated April 1, 1998

The Statement of Additional Information is hereby supplemented as follows:

1. The Supplement dated May 15, 1998 to the Statement of Additional Information is replaced by this supplement.

2. Effective June 2, 1998, Robert G. Galli was appointed a Trustee of the Fund. The biographical information below for Mr. Galli should be added to the section captioned "How the Fund is Managed - Trustees and Officers of the Fund" immediately following the information on Thomas
W. Courtney:

Robert G. Galli, Trustee; Age: 64
19750 Beach Road, Jupiter Island, Florida 33469
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the
"Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and
Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice
President (December 1977 to October 1995), General Counsel and a director (December 1975 to
October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds
Distributor, Inc. (July 1978 to October 1993); Executive Vice President and a director of
HarbourView Asset Management Corporation (April 1986 to October 1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and
Secretary (March 1981 to September 1988) of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager; a director (November 1989 to October 1993) and
Executive Vice President (November 1989 to January 1990) of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. (August 1984 to
October 1993), a transfer agent subsidiary of the Manager; a director/trustee of other Oppenheimer funds.

3. The following is added as the last paragraph to the section captioned "How the Fund is
Managed - Deferred Compensation Plan":

      On June 2, 1998 the Fund adopted a retirement plan that provides for payment to a retired
Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the
Oppenheimer Quest Funds, Oppenheimer Rochester Funds or the Oppenheimer MidCap Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

4. The third sentence of the third paragraph in the section entitled "How To Exchange Shares" page 47 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class
      A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged
      Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).






June 5, 1998                                                        PXO365.005